Exhibit 99.2
Riot Platforms (NASDAQ: RIOT) Corporate Presentation April 18, 2024 NASDAQ: RIOT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Corsicana Facility; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

“Bitcoin Is Likely To Scale Into A Multi-Trillion Dollar Market” 3 22,581 MW 2,669 MW 12,901 MW 2,936 MW Bull 0% Corporate Treasury TAM: Cash &Equivalents Remittance Asset TAM: Global Remittance Volume Nation State Treasury TAM: Global Treasury Reserves Emerging Market Currency TAM: M2 Base Outside of Top 4 Economic Settlement Network TAM: US Bank Settlement Volumes Bitcoin Use Case Digital Gold TAM: Gold Market Cap Seizure-Resistant Asset TAM: Global HNWI Wealth Institutional Investment TAM: Institutional Asset Base 2.5% 5% 5% 10% 25% 0% 1% 5% 0.5% 3% 10% 1% 5% 10% 1% 3% 5% 1% 2.5% 6.5% 20% 40% 50% Price Target Assumptions Penetration Rate Bear Base ARK’s research estimates that the price of one bitcoin could exceed $1 million by 20301 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 2030 Bitcoin Price Target (12/31/22 to 12/31/30 CAGR) $258,500 CAGR: ~40% $682,800 CAGR: ~60% $1.48million CAGR: ~75% 2030 Price Target BearCase 2030 Price Target BaseCase 2030 Price Target Bull Case Sources: ARK Investment Management LLC, 2023. For informational purposes only and should not be considered investment advice or a recommendation to buy, sell, or hold any particular security or cryptocurrency. Past performance is not indicative of future results.

ETF Holdings nearly eclipsed the total of all other long-term Holders Source: On-chain wallet data analysis from firms ’21.co’ & ‘River Financial’, public filings, corporate presentations, and press releases. Non-public entities not required to report have estimated rounded figures due to the nature of on-chain analytics. 850,853 207,000 194,000 190,000 140,000 73,534 70,000 46,300 29,500 17,750 17,500 17,381 11,509 10,000 9,188 9,102 8,490 8,285 8,100 8,027 5,690 (GBTC; 322k BTC) (IBIT; 264k BTC) (FBTC; 151k BTC) Other (37k BTC) (BITB; 33k BTC) (ARKB; 44k BTC) ETFs USA China Winklevoss twins Ukraine Michael Saylor Tim Draper El Salvador 21 Approximately 1,081,356 BTC Held by Top 20 Entities

Riot’s Unique Position for Growth 5 1 Power capacity – Corsicana has 1 GW of capacity – 31.5 EH/s by YE 24 2 Bitcoin mining hardware – 100 EH/s in long-term agreement with MicroBT 3 Low cost of power – 2.2c/kWh all-in cost of power in 2023 4 Industry leading balance sheet– $1.29 billion in liquidity 1 1. Includes $685mm in cash and $605mm in BTC (8,490 BTC valued at $71,260 per BTC) as of March 31, 2024.

6 Building A1, Corsicana Facility Development – Corsicana, Texas

7 Infrastructure Pipeline and Miner Purchase Contract Provide Clear Path to 100 EH/s in Self-Mining 1. Assumes additional long term purchase option of 265,000 miners is partially exercised for 53,571 M66S miners. 2. Assumes remainder of the additional long term purchase option of 265,000 miners is exercised for 211,429 M66S miners. 3.1 EH/s 9.7 EH/s 12.4 EH/s 12.4 EH/s 21.4 EH/s 27.1 EH/s 31.5 EH/s 36.1 EH/s 40.8 EH/s 59.4 EH/s 100.0 EH/s 2021A 2022A 2023A Q1 2024E Q2 2024E Q3 2024E Q4 2024E H1 2025E H2 2025E Full Corsicana Development 2027+ Assuming full exercise of additional MicroBT purchase options Rockdale Rockdale Expansion Historical Corsicana 1 Assuming full buildout of Corsicana approved capacity Additional Growth 2 1

8 MicroBT Order Significantly Upgrades Riot’s Mining Fleet ▪ Riot’s purchases of 131,340 MicroBT miners have an average fleet efficiency of 19.7 J/TH ▪ Riot’s total fleet efficiency will be 21.8 J/TH in 2025 after deployment of combined orders, 19.7 J/TH if entire option exercised Model Quantity Hash Rate Efficiency J/TH M60S (Air-Cooled) 31,500 186 TH/s 18.5 M56S+ (Immersion-Cooled) 8,320 220 TH/s 24.0 M56S++ (Immersion-Cooled) 22,684 230 TH/s 22.0 M66 (Immersion-Cooled) 20,778 250 TH/s 19.9 M66S (Immersion-Cooled) 48,058 280 TH/s 18.5 Total / Weighted Average 131,340 32 EH/s 19.7 M66S (Long Term Option) 265,000 74 EH/s 18.5 Fleet Efficiency Improvements Hash Rate Contribution Mix MicroBT Combined Order Summary 27.7 J/TH 21.8 J/TH 19.7 J/TH Current Fleet Efficiency 2025E Fleet Efficiency Fleet Efficiency Post Long-Term Order -21.3% -9.6% YE 2025: Post Long-Term Option: 83% 17% Below 25 J/TH Above 25 J/TH 67% 33% Below 25 J/TH Above 25 J/TH 2

$- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $0/TH $20/TH $40/TH $60/TH $80/TH $100/TH $120/TH $140/TH July-20 January-21 July-21 January-22 July-22 January-23 July-23 January-24 Under 20 J/Th 20 to 25 J/Th 25 to 28 J/Th BTC Price 9 1. Source: Hashrate Index by Luxor and CoinMarketCap as of April 12, 2024. 2. Third order of 31,500 miners were M60S models made in Thailand. ▪ Riot began testing MicroBT miners in Q4 of 2022 ▪ Consistently demonstrate high uptime ▪ Purpose built for immersion-cooling use ▪ Made in the USA ▪ Initial order of 33,280 miners for the first two buildings in the Corsicana facility ▪ 33,280 @ $21/TH (Delivered) ▪ Second order of 66,560 miners for next four buildings in the Corsicana facility ▪ 66,560 @ $16 /TH ▪ Third order of 31,500 miners for replacement miners and expansion of the Rockdale facility 2 ▪ 31,500 @ $16.50/TH ▪ Purchase option for 75 EH/s of latest generation machines with a price ceiling of $16.50 /TH Historical ASIC & BTC Price History1 MicroBT Miner Order Secures Future ASIC Miner Purchase Supply and Pricing MicroBT Long-Term Order Option @ $16.50/TH Provides Riot with a clear path to achieve 100 EH/s in self-mining capacity 2

Long-Term Power Contracts Form the Basis of Riot's Power Strategy

3

Riot's 345MW Long-Term 24/7 Fixed-Price Power Contract is Utilized in 3 Ways...

Manual Curtailment

- Riot powers down operations and returns power back to the utility when market prices are higher than Bitcoin mining revenues
- Riot receives power credits for difference between market power price and Riot's fixed power price
- Economic maximization between Bitcoin mining and electricity markets

Power Credits Received	
Q1 2023	$1.2 Million
Q2 2023	$8.4 Million
Q3 2023	$38.5 Million
Q4 2023	$1.2 Million
FY 2023 Total	**$49.3 Million**

ERCOT Ancillary Services

- Riot competitively bids to sell ERCOT the option to control Riot's electrical load in certain hours
- ERCOT compensates in the form of Demand Response Credits, which are received whether or not ERCOT calls to power down

Demand Response Credits Received	
Q1 2023	$1.9 Million
Q2 2023	$5.1 Million
Q3 2023	$11.1 Million
Q4 2023	$3.8 Million
FY 2023 Total	**$21.9 Million**

ERCOT 4 Coincident Peak ("4CP") Program

- Riot voluntarily powers down operations during times of peak demand in summer months
- Participation gives substantial savings on transmission costs in future power bills, reducing overall power costs
- Saves Riot ~$1MM per month on transmission costs

...Resulting in a FY 2023 Cost of Power of 2.2 c/kWh [1]

1. 12-months ended December 31, 2023. Non-GAAP, net of $46.6 million of power curtailment credits allocated to Bitcoin Mining.

RIOT

10

Q1 2024 Estimated Bitcoin Production Cost to Mine Rockdale expansion miner purchases Rockdale construction Corsicana Facility 400 MW build-out (remaining) Corsicana Facility additional 200 MW build-out Corsicana miner purchases 11 1. As of March 31, 2024. 2. As of March 31, 2024. Based on market price of BTC of approximately $71,334 as of March 31, 2024. 3. Assumes global network hash rate of 614 EH/s in 2024 (March to December), and 673 EH/s in 2025 (January to December), includes BTC production from bitcoin mining operations from the Rockdale Facility and estimated Company future deployed self-mining hash rate at the Corsicana Facility. 4. Includes forecasted cost of revenue for Riot’s Bitcoin Mining segment net of allocated power curtailment credits. 5. Assumes outstanding infrastructure capital expenditure as of March 31, 2024, only. 6. Includes miner costs to fill out all the Phase 1 400MW Corsicana build-out. Includes remaining $223 million on second order of 66,560 additional miners scheduled to be delivered through April 2025. $685 million cash balance1 5 6 8,490 BTC2 2,3 $97 million $71 million Fully-Funded Growth Plans Through Year-End 2025 $26 million 4 $160 million $245 million 4

12 Peer Group Analysis

$53,999 $67,552 $83,218 $98,867 $208,032 $220,441 $234,681 $248,921 $37,499 $46,911 $57,791 $68,658 $144,467 $153,084 $162,973 $172,862 $36,000 $45,034 $55,479 $65,912 $138,688 $146,961 $156,454 $165,947 $28,875 $36,121 $44,499 $52,867 $112,239 $117,875 $125,489 $133,104 $21,000 $26,270 $32,363 $38,448 $80,901 $85,727 $91,265 $96,803 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2024 2025 2026 2027 2028 2029 2030 2031 30 J/TH, $60 / MWh 25 J/TH, $50 / MWh 20 J/TH, $60 / MWh Rockdale, 27.5 J/TH, $35 / MWh Corsicana, 20.0 J/TH, $35 / MWh Riot Fleet and Power Strategy Drive Superior Mining Economics 13 Energy Cost to Produce 1 Bitcoin by Fleet Efficiency 1 1. Assumes 550 EH/s network hash rate in April 2024, with a 15 EH/s monthly network hash rate growth in Epoch 5. Monthly growth rate is reduced to 7.5 EH/s in Epoch 6. Assumes 90% uptime across all scenarios. Epoch 5 Epoch 6 $ / BTC

$34.4 $ 35 $ 40 $ 45 $ 50 $ 55 20 J/TH $34.4 M $31.2 M $28.1 M $24.9 M $21.8 M 25 J/TH $28.9 M $24.9 M $21.0 M $17.0 M $13.1 M 30 J/TH $23.3 M $18.6 M $13.9 M $9.1 M $4.4 M Epoch 6 $42.4 $ 35 $ 40 $ 45 $ 50 $ 55 20 J/TH $59.8 M $56.6 M $53.4 M $50.3 M $47.1 M 25 J/TH $54.2 M $50.3 M $46.3 M $42.4 M $38.5 M 30 J/TH $48.7 M $44.0 M $39.2 M $34.5 M $29.8 M Epoch 5 Vertically Integrated Strategy Generates Superior ROIC 14 Net Cash Flow per EH/s Sensitivity $ / MWh Miner Fleet Efficiency $ / MWh Miner Fleet Efficiency 1. Assumes average BTC price of $75,869 in 2024, $93,501 in 2025, $118,581 in 2026, $150,390 in 2027, and $190,731 in 2028. Assumes 550 EH/s network hash rate in April 2024, with a 15 EH/s monthly network hash rate growth thereafter. ‘Cash Flow’ calculated as Revenue – Electricity Costs. 2. Assumes average BTC price of $190,731 in 2028, $209,326 in 2029, $235,873 in 2030, $265,788 in 2031, and $299,497 in 2032. Assumes 1,278 EH/s network hash rate in April 2028, with a 7.5 EH/s monthly network hash rate growth thereafter. ‘Cash Flow’ calculated as Revenue – Electricity Costs. 1 2 Epoch 5 ▪ Using latest generation miners, 1 EH/s produces $59.8mm in cash flow over 4 years ▪ 149% ROIC ▪ 23% IRR over Period (excluding TV) Epoch 6 ▪ Using latest generation miners, 1 EH/s produces additional $34.4mm in cash flow over next 4 years ▪ 235% ROIC over miner lifespan ▪ 34% IRR over miner lifespan (excluding TV) ▪ Riot's Corsicana Facility Represents the Latest Generation in Immersion Technology, Machine Efficiency and Cost of Power Estimated Corsicana CapEx for 1 EH/s $40mm Estimated Corsicana Infrastructure Costs $23.5mm MicroBT Miner Order for 1 EH/s $16.5mm

Riot’s Scale is Undervalued at Current Hash Rate Multiples 15 22,581 MW 2,669 MW 12,901 MW 2,936 MW 97.9x 158.2x 133.7x 116.6x 80.3x 78.0x 73.2x 44.4x 41.5x 29.4x 28.9x 24.6x RIOT CLSK CIFR MARA WULF BITF BTDR HIVE IREN SDIG GREE HUT Enterprise Value / Current Hash Rate 1 1. ‘Enterprise Value’ figures from FactSet as of April 12, 2024. ‘Current Hash Rate’ figures from monthly production updates as of March 31, 2024.

FY 2023 Financial Update 16 Power Strategy - Lower for Longer 400 MW Substation at Corsicana Facility - Corsicana, Texas

It’s a ‘Gas, Gas, Gas’ 17 Natural Gas Production Growth in Texas 1. Source: US Energy Information Administration 2. Source: Railroad Commission of Texas Natural Gas Prices set Power Prices +62% ▪ Natural Gas production in Texas has grown from 5 Bcfe/pd to over 25 Bcfe/pd in the past 10 years ▪ LNG Exports have grown from 4 Bcfe/pd to 12 Bcfe in past 5 years ▪ Recent "Pause" on LNG permitting puts ~5 Bcfe/pd of new exports in limbo ▪ Power Generation in Texas only uses ~5 Bcfe/pd ▪ Recent WAHA Gas prices have been negative ▪ Pipeline capacity is maxed out ▪ No place for natural gas to go

It’s a ‘Gas, Gas, Gas’ 18 Permian Basin - Maturing 1. Source: US Energy Information Administration. 2. Source: Railroad Commission of Texas. Permian Basin Gas to Oil Ratio (GOR) Increasing EOG's oil production up 10%, Gas production up 54% Permian Wells are Getting bigger but also ‘Gassier’... Permian Operators still drilling at record levels due to $85+ Oil price

The Relationship Between Electricity and Gas 19 1. Source: US Energy Information Administration. 2. Source: The Electricity Reliability Council of Texas (ERCOT). $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $- $5 $10 $15 $20 $25 Apr-19 Aug-19 Dec-19 Apr-20 Aug-20 Dec-20 Apr-21 Aug-21 Dec-21 Apr-22 Aug-22 Dec-22 Apr-23 Aug-23 Dec-23 Apr-24 Henry Hub Natural Gas $/MMBtu ERCOT $/MWh 1 2 $ / MMBtu $ / MWh Henry Hub Natural Gas and ERCOT Electricity Prices – Last 5 Years

20 69% 59% 44% 19% 25% 26% 1% 6% 22% 11% 10% 5% 0.4% 0.2% 3% 0.2% 2018 2022 2024 Non-renewable Wind Solar Storage Nuclear Other ▪ By the end of 2024, ~44% of ERCOT’s installed capacity will be generated from non-renewable sources ▪ Bitcoin mining is the perfect complement for intermittency issues associated with renewable generation ▪ Bitcoin mining is one of the few industries that can lower energy consumption and support the grid during times of demand stress #1 in renewable energy production1,2 in the US with wind and solar accounting for an expected 48% of total energy generation capacity in the ERCOT grid by 2024 ERCOT energy generation fuel mix Sources: ERCOT, U.S. Energy Information Administration. 1. As of year end December 31, 2023. 2. Includes wind, solar, biomass, and geothermal energy sources. Proportion of Renewable Energy Production in ERCOT Continues to Increase

Where the Texas Grid has Been 21 22,581 MW 2,669 MW 12,901 MW 2,936 MW

Planned US Power Generation Capacity by State and Fuel Type Through 2028 22 0.0 10,000.0 20,000.0 30,000.0 40,000.0 50,000.0 60,000.0 TX CA NM NY IL IN AZ VA NV FL WY OH UT GA OR MI LA OK NC SC AR MD NE ND MT ID MA MO CO MS WI MN WV KY PA RI ME AL CT TN IA HI WA KS DE SD AK VT NJ DC Solar Wind Battery Natural Gas Nuclear Other Source: US Energy Information Administration, Preliminary Monthly Electric Generator Inventory, based on form EIA-860M, inclusive of planned generators with 1 MW or greater of combined nameplate capacity MW 55% 6% 31% 7% Solar Wind Battery Natural Gas 22,581 MW 2,669 MW 12,901 MW 2,936 MW Planned Texas Power Generation by Fuel Type (2024 & 2025) Next 5 Years - Where is the Texas Grid Going? Majority of generation added in ERCOT will be intermittent

Riot's Power Strategy in FY 2023 – Sell Power When Prices Exceed Bitcoin Price



LZ South Average Settlement Price [1]
$/MWh Mining Revenue [2]
$600/MWh
$540/MWh
$480/MWh
$420/MWh
$360/MWh
$300/MWh
$240/MWh
$180/MWh
$120/MWh
$60/MWh
$22/MWh
$0/MWh
January-23
April-23
July-23
October-23
December-23
Average settlement price >$600/MWh
Riot's average cost of power [3]

1. ERCOT South Hub (7x24) daily average historical settlement price from January 1, 2023, to December 31, 2023.
2. Riot's $/MWh bitcoin mining revenue, based on BTC mined per day, BTC closing price, and bitcoin mining power draw per day.
3. 12-months ended December 31, 2023. Non-GAAP, net of $46.6 million of power curtailment credits allocated to Bitcoin Mining.

23

$52.5 /MWh $62.2 /MWh $22.3 /MWh $7.5 /MWh $2.2 /MWh $(8.9) /MWh $(16.5) /MWh $(8.0) /MWh $(6.5) /MWh $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Index Cost Transmission Delivery Costs ERCOT Fees/Adders Unmanaged Costs Hedge Optimization Economic Curtailment Ancillary Services 4CP Transmission Savings Riot Net Cost of Power Riot’s Power Strategy Delivers Best in Class Results 24 Riot’s 2023 Power Cost Structure Analysis ($ / MWh) • $22.3 / MWh All-in Cost for power in 2023 • 64% Decrease in power cost from Power Strategy • Superior results in 2023 to an unhedged miner • Flexibility and performance maximized through low-cost fixed-price hedges $ / MWh

Riot’s Power Strategy – Power Needs Secured, Hedge Pricing Elevated 25 Riot has agreements in place in Corsicana to supply 100% of all power needs, around the clock on an index basis Term 7x24 ATC 1-Year $58.26 /MWh 3-Year $59.42 /MWh 5-Year $59.59 /MWh 10-Year $59.18 /MWh Current Forward ERCOT LZ_North All-in Pricing1 1. All-In pricing reflective of forward curve as of April 10, 2024, for HUB_North and estimated additions for: Hub to Load Zone supply pricing, Transmission/Distribution Service Providers fees (including estimated 4CP Savings), ERCOT ancillary charge, and fixed adders 2. Forward Pricing based on 7x24 Block Pricing of ERCOT LZ_North for the calendar year 2024. Dates in 2024 are based on the year to date settle plus the remaining balance year pricing as of that date. Current forward hedge pricing is elevated for Summer 2024 premiums, and ERCOT load growth Riot has flexibility to opportunistically add in hedges at any size or duration over time $40.00 $45.00 $50.00 $55.00 $60.00 $65.00 1/3/2022 7/3/2022 1/3/2023 7/3/2023 1/3/2024 Forward Pricing ($/MWh) of CY 2024 7x24 LZ_North1,2

$29 / MWh $44 / MWh $70 / MWh $56 / MWh $25 / MWh $34 / MWh $46 / MWh $29 / MWh $25 / MWh $36 / MWh $52 / MWh $30 / MWh $25 / MWh $36 / MWh $53 / MWh $31 / MWh 2020 2021 2022 2023 All-In Power Pricing under Various Curtailment Scenarios <$122 / MWh (M66S Post-Halving Breakeven) <$100 / MWh <$75 / MWh Avg. Price 26 1. 12-months ended December 31, 2023. Non-GAAP, net of $46.6 million of power curtailment credits allocated to Bitcoin Mining. 26 Riot would have achieved $31 / MWh with only 2.9% downtime in 2023, curtailing at post-halving breakeven rate of M66S % of Intervals Curtailed 2.9% 3.5% 5.6% 0.0% 1. All power prices shown on this slide are inclusive of actual LZ_North settlements for the respective period with estimated additions for: Transmission/Distribution Service Providers fees (including estimated 4CP Savings), ERCOT ancillary charge, and fixed adders. 2. Excludes impact of ‘Winter Storm Uri’ from 2/12/2021 – 2/19/2021. 3. Breakeven price displayed here based on MicroBT M66S specifications, $65,000 price of Bitcoin, 600 EH/s network hash rate, post-halving 3.25 BTC block subsidy, and 0.35 BTC per block. 3 1 2 3.7% 5.4% 17.7% 0.0% 3.5% 3.8% 6.1% 0.0% 1.0% 1.3% 1.6% 0.0% Power Strategy – Low Pricing, Minimal Downtime in Corsicana 2023 2022 2021 2020

+154% 12.4 EH/s 31.5 EH/s Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform 27 2024 Hash Rate Growth +30% 31.5 EH/s 40.8 EH/s 2025 Hash Rate Growth Fully Funded 2024 & 2025 Cap Ex New Large-Scale Facility Energized Apr 2024 1. Twelve months ended as of December 31, 2023. Non-GAAP, net of $46.6 million of power curtailment credits allocated to Bitcoin Mining. Direct cost to produce 1 BTC of $14,578 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 49% Bitcoin Mining gross margin. 23.0 Joules / Terahash 2024 YE Fleet Efficiency 2025 YE Fleet Efficiency 21.8 Joules / Terahash